Exhibit 1

                           Joint Filing Agreement

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No.1 to Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Coastal Physician Group, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned parties, each being duly authorized, hereby execute this Agreement on the 30th day of October, 1997.


                         /s/ Steven M. Scott, M.D.
                         ___________________________________
                         Steven M. Scott, M.D.


                         SCOTT MEDICAL PARTNERS, LLC

                         By:  /s/ Bertram E. Walls, M.D.
                             ______________________________
                              Name:  Bertram E. Walls, M.D.
                              Title: Manager


                         THE SIGNAL FUND, L.P.

                         By:  /s/ Bertram E. Walls, M.D.
                             _______________________________
                              Name:  Bertram E. Walls, M.D.
                              Title: General Partner


                         THE STEVEN M. SCOTT FAMILY LIMITED PARTNERSHIP

                         By:  /s/ Steven M. Scott, M.D.
                              _____________________________
                              Name:  Steven M. Scott, M.D.
                              Title: General Partner


                         CENTURY AMERICAN INSURANCE COMPANY

                         By:  /s/ Bertram E. Walls, M.D.
                              __________________________________
                              Name:  Bertram E. Walls, M.D.
                              Title: Chairman of the Board of Directors


                         THE SCOTT FAMILY FOUNDATION, INC.

                         By:   /s/ Steven M. Scott, M.D.
                              ___________________________________
                              Name:  Steven M. Scott, M.D.
                              Title: President


                         S&WLP

                         By:  /s/ Bertram E. Walls, M.D.
                              __________________________________
                              Name:  Bertram E. Walls, M.D.
                              Title: General Partner